38-32 ASSOCIATES
                         c/o Edward S. Gordon Co., Inc.
                                 200 Park Avenue
                            New York, New York 10166

                                                      July 7, 1998

BY CERTIFIED MAIL,
RETURN RECEIPT REQUEST
----------------------

24/7 Media Inc.
1250 Broadway, 27th Floor
New York, New York 10001
Attention: Jay Friesel, Executive Vice President

    Re: Lease (the "Lease") dated as of April 30, 1998 between 38-32
        Associates ("Landlord") and 24/7 Media Inc. ("Tenant")
        Premises: 27th Floor; 1250 Broadway, New York, New York (the "Premises")
        ------------------------------------------------------------------------

Dear Mr. Friesel:

      All defined terms used herein shall have the meanings ascribed to them in the Lease.

      Pursuant to Section 43.01 of the Lease we hereby notify you that Landlord has received an offer from a Prospective Tenant to let the entire 28th floor of the Building (the "Refusal Space") and offers you the right to include the Refusal Space within the Premises upon the terms and conditions as are set forth in Article 43 of the Lease.

      The fixed annual rent with respect to the Refusal Space shall be Three Hundred Eighty One Thousand Three Hundred Seventy Five and 00/100 Dollars ($381,375.00) per annum.

      Please sign in the appropriate place on the second page of this letter to indicate whether you wish to exercise your right to lease the Refusal Space and return this notice to the undersigned. Pursuant to Section 43.01(d) of the Lease, you may accept this offer within seven (7) days. If Tenant fails to accept Landlord's offer or to respond to this letter within such seven

(7) day period, Landlord shall thereafter be free to lease the Refusal Space to the Prospective Tenant and Tenant shall have no further options or rights with respect to the Refusal Space.

                                           Very truly yours,

                                           38-32 ASSOCIATES

                                           By:
                                              ----------------------------------
                                               Name:
                                               Title:

cc: Mark Moran, Esq., General Counsel

Tenant hereby rejects the offer of         Tenant hereby accepts the offer of
the Offered Space this 7 day of            the Offered Space this 14 day of
July, 1998.                                July, 1998.

24/7 MEDIA, INC.                           24/7 MEDIA, INC,

By:                                        By:
   ----------------------------------         ----------------------------------
                                               JAY FRIESEL, EVP

                                38-32 ASSOCIATES
                         c/o Edward S. Gordon Co., Inc.
                                 200 Park Avenue
                            New York, New York 10166

                                  July 7, 1998

BY CERTIFIED MAIL,
RETURN RECEIPT REQUESTED
------------------------

24/7 Media Inc.
1250 Broadway, 27th Floor
New York, New York 10001
Attention: Jay Friesel, Executive Vice President

    Re: Lease (the "Lease") dated as of April 30, 1998 between 38-32
        Associates ("Landlord") and 24/7 Media Inc. ("Tenant")
        Premises: 27th Floor; 1250 Broadway, New York, New York (the "Premises")
        ------------------------------------------------------------------------

Dear Mr. Friesel:

      All defined terms used herein shall have the meanings ascribed to them in the Lease.

      Pursuant to Section 43.01 of the Lease we hereby notify you that Landlord has received an offer from a Prospective Tenant to let the entire 26th floor of the Building (the "Refusal Space") and offers you the right to include the Refusal Space within the Premises upon the terms and conditions as are set forth in Article 43 of the Lease.

      The fixed annual rent with respect to the Refusal Space shall be Three Hundred Seventy Thousand Seventy Five and 00/100 Dollars ($370,075.00) per annum.

      Please sign in the appropriate place on the second page of this letter to indicate whether you wish to exercise your right to lease the Refusal Space and return this notice to the undersigned. Pursuant to Section 43.01(d) of the Lease, you may accept this offer within seven (7) days. If Tenant fails to accept Landlord's offer or to respond to this letter within such seven

(7) day period, Landlord shall thereafter be free to lease the Refusal Space to the Prospective Tenant and Tenant shall have no further options or rights with respect to the Refusal Space.

                                           Very truly yours,

                                           38-32 ASSOCIATES

                                           By:
                                              ----------------------------------
                                               Name:
                                               Title:

cc: Mark Moran, Esq., General Counsel

Tenant hereby rejects the offer of the     Tenant hereby accepts the offer
Offered Space this 7 day of                of the Offered Space this 14 day
July, 1998.                                of July, 1998.

24/7 MEDIA, INC.                           24/7 MEDIA, INC.

By:                                        By:
   ----------------------------------         ----------------------------------
                                               JAY FRIESEL, EVP